     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997
                                                        REGISTRATION NO. 2-98755
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 16                      [X]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [ ]
                                AMENDMENT NO. 17                             [X]

                            MARKET STREET FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 791-1700

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
         M. DIANE KOKEN, ESQ.                        COPY TO:
       MARKET STREET FUND, INC.               STEPHEN E. ROTH, ESQ.
         1050 WESTLAKES DRIVE          SUTHERLAND, ASBILL & BRENNAN, L.L.P.
           BERWYN, PA 19312               1275 PENNSYLVANIA AVENUE, N.W.
    (NAME AND ADDRESS OF AGENT FOR             WASHINGTON, DC 20004
                SERVICE)
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IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
[X] ON MAY 1, 1997 PURSUANT TO PARAGRAPH (b) OF RULE 485
[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485
[ ] ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT
HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE REGISTRANT FILED THE
24F-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 28, 1997.

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